---------------------------------------------------------------------------
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
---------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]       No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------
          (5)  Total fee paid:

               ------------------------------------------------------------

[ ]       Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

               ------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------
          (3)  Filing Party:

               ------------------------------------------------------------
          (4)  Date Filed:

               ------------------------------------------------------------
---------------------------------------------------------------------------



     On February 24, 2003, ANR Pipeline Company and Southern Natural Gas Company, wholly owned subsidiaries of El Paso Corporation ("El Paso"), commenced private offerings of $300 million and $400 million principal amount of senior notes, respectively. Information about El Paso's business was presented in the slide presentation related to the offerings used at various meetings with prospective investors. The portion of the slide presentation related to El Paso's business (the "El Paso Slides") was filed with the Securities and Exchange Commission by El Paso on March 3, 2003 as
Exhibit 99.1 to a Current Report on Form 8-K filed on that date ("Form 8-K"). Because the public filing of the El Paso Slides may constitute a solicitation by El Paso of its stockholders by means of a written communication, El Paso is including the El Paso Slides below.


     As noted in the Form 8-K, the El Paso Slides include statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of us and our affiliates. These statements may relate to, but are not limited to, information or assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should" or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of our senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Undue reliance should not be placed on forward-looking statements in the El Paso Slides, which speak only as of the date of the Form 8-K. El Paso does not undertake any obligation to release publicly any revisions to the forward-looking statements contained in the El Paso Slides to reflect events or circumstances thereafter or to reflect the occurrence of unanticipated events, unless the securities laws require us to do so.

The following was also included in the Form 8-K:

                      ADDITIONAL IMPORTANT INFORMATION

     Prior to its 2003 annual meeting, El Paso will furnish to its shareholders El Paso's definitive proxy statement relating to this meeting, together with a WHITE proxy card. Shareholders are strongly advised to read this proxy statement when it becomes available, as it will contain important information.
     Shareholders will be able to obtain El Paso's proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, PO Box 2511, Houston, TX 77252. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800)322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

     To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted herein, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

     Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholder is contained in a Schedule 14A filed by El Paso with the Securities and Exchange Commission on February 18, 2003.

                              EL PASO SLIDES
                              --------------

                               EL PASO UPDATE

EL PASO FIVE POINT PLAN

     o Preserve and enhance value of core pipeline, production, midstream and non-merchant power business

     o    Divest non-core businesses quickly, but prudently

     o Strengthen and simplify balance sheet while maximizing liquidity

     o    Aggressively pursue additional cost reductions

     o Continue to work diligently to resolve regulatory and litigation matters

CORE BUSINESS STRATEGIES

     o PIPELINES: Protect and enhance value through continuous efficiency gains and prudent capital spending

     o PRODUCTION: Continue to be the industry leader in deep drilling with superior near-term volumes and profit

     o    MIDSTREAM: Participate in sector growth through El
          Paso Energy Partners

     o POWER: Maximize earnings and cash flow from stable, contracted projects while selling certain other assets

2001-2003 CAPITAL PROGRAM

                         $ Billions
Total Capital Expenditures
*    2001                    $ 5.7
+    2002 E                  $ 4.0
o    2003 Plan               $ 2.6




$1.1 $1.1 $0.9  $2.3 $2.5 $1.3  $0.2 $0.2 $0.1  $1.4 ($0.1) $0.1  $0.7 $0.3 $0.2
  *    +    o     *    +    o     *    +    o     *     +     o     *    +    o
  Pipelines       Production      Midstream       Power             All Other

2003 ESTIMATED CASH FLOW                                   $BILLIONS
                                                        Year Ending
                                                     December 31, 2003
---------------------------------------------------------------------------
Estimated operating cash flow                            $2.5 - $2.8
Capital expenditures                                        (2.6)
Common stock dividends                                      (0.2)
Expected asset sales (excl. working capital)                 2.6
                                                       ----------------
Cash flow generation                                     $2.3 - $2.6

Mid-Continent asset sale                                    $0.5
                                                       ----------------
ADJUSTED CASH FLOW GENERATION                            $2.8 - $3.1
                                                     ====================

PLAN UPDATE:
RECENTLY ANNOUNCED TRANSACTIONS

     o El Paso expects a significant increase in liquidity based on its announced transactions

          -    Incremental cash of $1.3 billion
          - Elimination of preferred security redemption (Trinity River) of $.8 billion in 2003-2004


RECENTLY ANNOUNCED TRANSACTIONS

     o    $700 MM pipeline bond offerings due 2010
     o    $500 MM sale of Mid-Continent production assets
     o    Refinancing of Trinity River preferred security
          -    $1.0  billion new 2-year term loan backed by remaining
                     reserves currently in Trinity River
          -     (.8) billion Trinity River redemption
               ----
               $0.2  billion incremental cash

ASSET SALE PROGRAM UPDATE

                                                      $ BILLIONS
         2003 announced asset sales(1)                $2.6
         Mid-Continent asset sale                       .5
                                                      ----
                  UPDATE 2003 PLAN                    $3.1
                                                      ====


         Closed 2003 to date                          $ .3
         Announced 1Q 2003                              .2
         Mid-Continent asset sale                       .5
                                                      ----
              TOTAL PROGRAM PROGRESS                  $1.0
                                                      ====

(1) Excludes expected working capital recovery of approximately $300 million

2003 LIQUIDITY                                        $ BILLIONS


   LIQUIDITY AS OF 1/31/03                            $2.6

   2003 Plan
            Cash flow generation                    $2.3-$2.6
            Debt maturities                            (.5)
            Multi-year revolver maturity              (1.0)
            Preferred redemptions                      (.6)
            Electron and Gemstone equity payments      (.2)

   Update for announced transactions
            Pipeline bonds                              .7
            Mid-Continent asset sale                    .5
            2-year term loan                           1.0
            Redemption of preferred security          (0.8)
            Repayment of Electron                     (1.0)
                                                  -------------
   PROJECTED LIQUIDITY AS OF DECEMBER 31, 2003      $3.0-$3.3
                                                  =============

MATURITY SCHEDULE:  PLAN UPDATE                      $ MILLIONS

                                                        2003
                                   ------------------------------------
                                       2Q           3Q          4Q       2004(1)
2003 PLAN
    Debt                           $   --     $     300    $   200    $   350
    Multi-year revolver                --         1,000         --         --
    Preferred securities              390           330        410        620
                                   ---------------------------------------------
    Plan total                     $  390     $   1,630    $   610    $   970

RECENTLY ANNOUNCED TRANSACTIONS
    Elimination of Trinity River     (235)         (200)      (195)      (195)
    New term loan                      --            --         --        500
                                   ---------------------------------------------
         UPDATED TOTAL             $  155     $   1,430    $   415    $ 1,275

GEMSTONE                               --            --         --        950

                                   ---------------------------------------------
ADJUSTED TOTAL                     $  155     $   1,430    $   415    $ 2,225
                                   ========== ===========  ========== ==========

    (1) El Paso is actively engaged in renegotiating its 364-day $3 billion revolver. These numbers assume successful renegotiation and extension of maturity.